Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Clawback Policy

The Company maintains a clawback policy that complies with the applicable listing standards of the NYSE American and Rule 10D-1 under the Exchange Act. In the event of a restatement of the reported financial results of the Company due to material noncompliance with financial reporting requirements, the Company will take all available steps to recover reasonably promptly the amount of all erroneously awarded incentive-based compensation received by an executive officer during the relevant recovery period.

A full copy of the Recovery of Erroneously Awarded Compensation Policy is included in our 2025 Annual Report. No clawback-related actions pursuant to the Recovery of Erroneously Awarded Compensation Policy were required in 2025.